Aligning Energy, Environment and Economics

ON-SITE UTILITY
by American DG Energy

December 2009

Forward Looking Statements

We have made statements in this presentation that constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements concern our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investments objectives, plans and current expectations. Any statements in this presentation that are not statements of historical fact are forward-looking statements (including, but not limited to, statements concerning scaling our business, expected revenue leverage, the characteristics and growth of markets and customers, our objectives and plans for future operations, technology developments and products and our expected liquidity and capital resources). Such forward-looking statements are based on a number of assumptions and involve a number of risks and uncertainties, and accordingly, actual results could differ materially. Risk factors that may cause such differences are described in our Securities and Exchange Commission filings. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. You should read these cautionary statements as being applicable to all forward-looking statements wherever they appear. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

What We Do

» American DG Energy Inc. is a leading on-site utility company, providing highly efficient electricity, heat, hot water, and cooling energy.

» We target healthcare facilities, multi-family builidings, hotels, and offers a long-term energy solution at a guaranteed discount to retail utility prices through long-term (typically 15 year) contracts.

» Our services enable cost reductions, often 10% in energy costs (operating expenses) for customers and a growing base of recurring revenue for ADGE from Day One.

» Our focus is energy efficiency – “Here and Now”

Our Customer Value Proposition

- » Guaranteed lower price for energy
  - Typically 10% discount on customer's utility rates
- » No capital or operating costs
  - Only pay for energy used
- » Increased net income
- » Immediate cash flow improvement
- » No staffing, operations and equipment responsibilities
- » Extends customer boiler life
- » Provides green energy technology


AmericanDG

AmericanDG Energy
On-Site Utility

Combined Heat & Power (CHP)

Fuel (natural gas) IN



Exhaust Gases
F
A
Gas Fuel
Air Intake
Hot Water Output
F
D
E
B
F
C
Electrical Output
TecoDrive Engine
Generator

Hot Water & Heat OUT

Electricity OUT

CHP Advantages

- Increased energy efficiency (typically nearly 90% versus less than 33% for the existing power grid)
- On-Site, Distributed Energy promotes rapid adaptation to changing demand requirements (e.g., weeks, not years to add capacity)
- By-pass transmission line and substation bottlenecks in congested service areas
- Avoids site and right-of-way issues affecting large-scale power generation and distribution projects
- Clean operation-well below the world's strictest regional environmental standards
- Rapid economic paybacks for equipment investments, often three to five years compared to existing utility costs and technologies
- Relative insensitivity to fuel prices due to high overall efficiencies achieved



Energy Efficiency: Thermal Load


MONTHLY HOT WATER & HEATING LOAD
therms/mo
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Made By Boiler
Made By 150 kW CHP

Thermal = Domestic Hot Water, Space Heating, Laundry, Banquet, Heating Pools, Process, etc.

Source: Company Estimates

Technology Comparison


InVerde
100

COMBINED HEAT & POWER



SOLAR PV



MICROTURBINE



WIND

ECONOMIC BENEFITS	COMBINED HEAT & POWER	SOLAR PV	MICROTURBINE	WIND
Installed Cost (Investment) Dollar per kilowatt ($/kW)	***$2,300***	$9,000	$4,000	$4,500
Annual Capacity % of the time operating	***>95%***	22%	>95%	16%
Annual Gross Profit Annual operating margin per kW	***$560***	$250	$400	$190
Payback Years	***4.1***	36	10	24
Incentives Availability	***YES***	YES	YES	YES

Source: Company Estimates

Technology Comparison


InVerde
100







		COMBINED HEAT & POWER	SOLAR PV	MICROTURBINE	WIND
ENVIRONMENTAL EFFICIENCY	**Carbon Savings** lbs per year of CO2 reduction per kW	***9,315***	3,118	8,165	2,269
	"Bang for the Buck" lbs per year of CO2 reduction per $ of investment	**4.1**	0.3	2.0	0.5
	Energy Produced	***HEAT & POWER***	POWER	HEAT & POWER	POWER
SITING CONSTRAINTS	**Space Requirements** Square feet per kW	***1***	100	1	225
	Weather Conditions Requirements & Dependency	***NONE***	SUNSHINE	LOW TEMPERATURE	WIND
GRID BENEFITS	**Relieves Grid Congestion & Demand Response Ready** System availability and reliability	***YES***	INCONSISTENT	YES	INCONSISTENT

Source: Company Estimates

Business at a Glance

» On-Site Utility (Selling discounted energy)
- Electricity, heat, hot water and cooling
- Monthly billing
- Long term agreements (15 years)
- Eligible for - carbon credits trading programs
- Demand response program

» Own and Operate Energy Systems
- Combined, heat and power (CHP), chilled water, with seamless integration of other alternative energy technologies
- Energy produced at customer's site - sold "inside fence" to customer
- ADGE finances, designs, installs, maintains, monitors & optimizes systems
- ADGE usually keeps all incentive funding

» Turn-key System Sales
- We can also sell an installed system if that's what the customer wants + Back-end Services


AmericanDG

AmericanDG Energy
On-Site Utility

Background at a Glance

- Thermo Electron's market capitalization increased approximately 31% (on a compounded basis from 1983-1997)
- Thermo Electron, now Thermo Fisher Scientific is currently over $19 billion in market capitalization



NYSE:TMO
AmericanDG Energy
On-Site Utility
OTC:ADGE
ON-SITE UTILITY
AMEX:ADGE
1956
Thermo Electron Founded
1983
Tecogen Founded
2001
American DG Energy Founded
2007
American DG Energy Went Public
2008
Recognized by EPA and Energy Star
2009
American DG Energy Listed on NYSE-Amex

Current and Target Market Potential*

Current

Market	Sites	kW (000's)
Health Care	4,000	975
Hotels	2,000	450
Recreational	3,000	750
Multi-Family	5,000	1,125

Target

Market	Sites	kW (000's)
Institutional	13,000	3,000

Total Current and Target

Market	Sites	kW (000's)
Prime US Market	27,000	6,300









* Estimate ONLY Includes MA, NH, CT, CA, NY, NJ

** Source: The Market and Technical Potential for Combined Heat and Power in the Commercial/Institutional Sector; The Market and Technical Potential for Combined Heat and Power in the Industrial Sector; Prepared for the Energy Information Administration; Prepared by ONSITE SYCOM Energy Corporation; January 2000*

AmericanDG Energy
On-Site Utility

Tecogen/ADGE Installations

Tecogen: Shipped Over 2,000 Systems



ADGE: Operating 59 Systems (as of 11/09)


NY
MA
NJ

Areas where electricity costs exceed $0.12 per kWh: Massachusetts, New Hampshire, Connecticut, New York, New Jersey, California are main targets. Comprise approximately 15% of U.S. commercial power market with electricity revenues in excess of $19 billion per year *

** Source: The Market and Technical Potential for Combined Heat and Power in the Commercial/Institutional Sector; The Market and Technical Potential for Combined Heat and Power in the Industrial Sector; Prepared for the Energy Information Administration; Prepared by ONSITE SYCOM Energy Corporation; January 2000*

Favorable 'Green' Regulatory Environment

» American Recovery and Reinvestment Act of 2009 allocated $16.8B to Office of Energy Efficiency and Renewable Energy (EERE)

» CHP not subject to extensive government pricing regulations like electric utilities

» Proven carbon emission reduction

- US Environmental Protection Agency honors American DG Energy for third year in a row

Competition

» Electric utilities - (ConEdison, National Grid)
  - Lack of entrepreneurial drive and several past failures to enter new businesses
  - No operational capabilities
  - Today: ADGE partner

» Equipment manufacturers - (Caterpillar, Capstone Turbine)
  - Lack financing, installation and operation capability
  - ADGE equipment neutral
  - All are potential suppliers

» ESCOs - (Siemens, Johnson Controls, Chevron Energy)
  - Focused on larger, diverse, multi-MW applications
  - ADGE partner opportunity for individual buildings

» Local contractors - (Various small contractors)
  - Small, individual project orientation
  - ADGE partner opportunity for individual projects
  - Future acquisition option

Revenue Drivers

- 59 systems now up and running
- 13 systems currently under construction with signed agreements
- Over 100 proposals now in the field
- Contracts typically 15-year agreements
  - Allows ADGE to achieve a payback period of four years and a 25% IRR
- Business model is 100% recurring
  - Each contract is a 15-year agreement with a built-in margin
- Pricing is variable based on prevailing retail utility rates

Scaling Our Business Example

(Information contained on this slide is not indicative of actual performance and is provided as a hypothetical scenario)



$100,000,000
$90,000,000
$80,000,000
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$-
200 Systems
380 Systems
730 Systems

	1	2	3
Revenue	$25,000,000	$50,000,000	$100,000,000
EBITDA	$4,000,000	$10,000,000	$25,000,000
Net Income	$1,200,000	$3,200,000	$10,300,000
Additional Capital Required*	$20,000,000	$20,000,000	$30,000,000

Not including:
(1)revenue from carbon credits or trading,
(2)capital funding from government and utility incentives, rebates or credits, and
(3)revenue from the Ilios Dynamics Heat Pump.

* Additional capital will be raised through either equity of debt offering(s).

Revenue Leverage--Example

	Annual*	Term (15 years)
Revenue	$284,000	$4,908,000
Gross margin	$84,000	$1,456,000
Customer savings	$32,000	$545,000

Equipment:	150 kW CHP System
ADGE Investment:	$345,000
ADGE Payback*:	4 years
ADGE IRR*:	25%

* estimated

AmericanDG Energy
On-Site Utility

Revenue Growth


Revenue Growth
$ Millions
$8
$6
$4
$2
$0
$3.2
$5.8
$6.6
$4.5
2006
2007
2008
YTD 2009
Energy
Turnkey

	9-months 2009	2008	2007	2006
Energy	$3,704	$5,140	$3,267	$3,165
Turnkey	772	1,439	2,580	9
Total Revenue	$4,476	$6,579	$5,847	$3,174

AmericanDG Energy
On-Site Utility

Income Statement*

	9-months 2009	2008	2007	2006
Revenues	**$4,476**	**$6,579**	**$5,847**	**$3,174**
Cost of sales	3,449	5,733	4,584	2,740
Gross profit	1,027	846	1,263	434
Operating expenses	2,169	2,440	2,168	2,287
Loss from operations	(1,142)	(1,594)	(905)	(1,853)
Other income (expense)	(265)	(335)	(213)	(200)
Minority interest & taxes	(163)	(339)	(365)	(19)
Net loss	(1,570)	(2,268)	(1,483)	(2,073)
EPS	(0.04)	(0.07)	(0.05)	(0.09)

*$ in thousands except for earnings per share

Non-GAAP Adjusted EBITDA

	Q3-2009	Q3-2008
Operating Income	$(161,407)	$(214,099)
Depreciation and Amortization	191,664	158,142
Stock Option Expense	57,103	75,506
Non-GAAP Adjusted EBITDA	**$87,360**	**$19,549**

Select Balance Sheet Data*

	Q3-2009	12/31/08
Cash & short-term investments	$5,489	$2,445
Property, plant & equipment, net	7,562	6,983
Other assets	2,173	1,507
Total assets	**15,224**	**$10,935**
Current liabilities	1,192	$824
Convertible debentures	5,320	5,875
Other liabilities & non controlling interest	843	1,331
American DG Energy stockholders' equity	7,869	2,905
Total liabilities and stockholders' equity	**$15,224**	**$10,935**

*$ in thousands

American DG Energy
On-Site Utility

Capitalization Table – September 2009

Common Shares Outstanding	37.4 million
Warrants	2.5 million
Options	2.3 million
Convertible Debenture*	6.3 million
Diluted Shares Outstanding	48.5 million

*The debentures accrue interest at a rate of 8.0% per annum and are due in April and June of 2011. The conversion price of the debenture in $0.84.

What's Next:
New Technology Developments

» Recent Introduction of 100kW inverter
  - Only engine-based CHP with inverter on the market

» Next generation engine development
  - Applying hybrid vehicle technology to stationary
  - Improved fuel economy
  - Cleaner operation

» Advanced emission control technology
  - Applying hybrid vehicle technology to stationary
  - On-board diagnostics, monitoring, tuning and control

» Ilios Inc.
  - Advanced heating systems for commercial and industrial applications

Management

» Dr. George Hatsopoulos, Chairman of the Board
- Co-founder and Chairman Emeritus of Thermo Electron Corporation

» John Hatsopoulos, Chief Executive Officer
- Co-founder of Thermo Electron Corporation and retired President and Vice Chairman of the Board

» Barry Sanders, President & Chief Operating Officer
- Former Executive Vice President of MicroLogic, Inc.
- Business Development at Tecogen and Andover Controls
- Managed research and development projects for the New York State Energy Research and Development Authority

» Anthony Loumidis, Chief Financial Officer
- Serves as the Chief Financial Officer, Principal Accounting Officer and Treasurer of GlenRose Instruments Inc.

Board of Directors

» Dr. George Hatsopoulos, Chairman of the Board

» John Hatsopoulos

» Earl R. Lewis
  - Chairman of the Board, Chief Executive Officer and President of FLIR Systems Inc. (NASDAQ:FLIR)

» Charles T. Maxwell
  - Senior Energy Analyst with Weeden & Co.

» Alan D. Weinstein
  - Former President of Premier Inc., as strategic alliance of over 1,700 hospitals throughout United States

Investment Highlights

» Revenue leverage
- Recurring revenue and cash flow model

» Clean tech growth company with experienced leadership
- 3-year revenue CAGR: 45%
- Strong, established and proven management team

» Large target alternative energy growth markets
- 6,300 MW Potential = $7.5 Billion ANNUAL Energy Sales*
- Guarantees lower utility bills in areas where electricity costs exceed $0.12 per kWh

» Favorable alternative energy regulatory environment
- Positive government and regulatory focus
- Company business plan requires no government subsidies for success

» Proven carbon emission reduction
- US EPA honors American DG Energy

» New technologies

** Source: The Market and Technical Potential for Combined Heat and Power in the Commercial/Institutional Sector; The Market and Technical Potential for Combined Heat and Power in the Industrial Sector; Prepared for the Energy Information Administration; Prepared by ONSITE SYCOM Energy Corporation; January 2000*

Thank You

AmericanDG Energy

On-Site Utility

American DG Energy Inc.
45 First Avenue
Waltham, MA 02451
p: 781.522.6000
f: 781.522.6050
info@americandg.com
www.americandg.com